UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer
Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 23, 2013 (the “Closing Date”), BioScrip, Inc. (the “Company”) completed its previously announced acquisition of the CarePoint Business (as defined below) pursuant to the Purchase Agreement (as defined below) (the “Closing”). As previously reported, pursuant to the Asset Purchase Agreement dated as of June 16, 2013 (the “Purchase Agreement”), by and among the Company, CarePoint Partners Holdings LLC, a Delaware limited liability company (“CarePoint”), each of the subsidiaries of CarePoint set forth on the signature pages to the Purchase Agreement (collectively, the “CarePoint Subsidiaries” and together with CarePoint, the “Sellers”) and each of the members of CarePoint, the Company agreed to acquire substantially all of the assets and assume certain liabilities of the Sellers (the “Acquisition”) that constitute the Sellers’ home infusion business (the “CarePoint Business”) for an aggregate purchase price of $223.0 million in cash, subject to certain adjustments (the “Purchase Price”).

The total consideration paid to the Sellers at Closing was $211.1 million paid in cash (the “Closing Consideration”). The Company funded the Closing Consideration with a combination of cash on hand and borrowings under the Senior Credit Facilities (as defined below). At Closing, the Company withheld $10.0 million (the “Holdback Payment”) of the Purchase Price pursuant to the terms of the Purchase Agreement. The Sellers will be eligible to receive the Holdback Payment after the first anniversary of the Closing Date if the CarePoint Business achieves a specified level of product gross profit during the one-year period following the Closing Date. The Purchase Price is subject to a net working capital adjustment pursuant to the terms of the Purchase Agreement.

A copy of the Purchase Agreement was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated June 18, 2013 and is incorporated herein by reference. We encourage you to read the Purchase Agreement for a more complete understanding of the Acquisition. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported, on July 31, 2013 the Company entered into (i) a senior secured first-lien revolving credit facility in an aggregate principal amount of $75.0 million (the “Revolving Credit Facility”), (ii) a senior secured first-lien term loan B in an aggregate principal amount of $250.0 million (the “Term Loan B Facility”) and (iii) a senior secured first-lien delayed draw term loan B in an aggregate principal amount of $150.0 million (the “Delayed Draw Term Loan Facility” and, together with the Revolving Credit Facility and the Term Loan B Facility, the “Senior Credit Facilities”) with SunTrust Bank, Jefferies Finance LLC and Morgan Stanley Senior Funding, Inc.

On the Closing Date, the Delayed Draw Term Loan Facility was funded in connection with the Closing, and the proceeds were used to fund a portion of the Closing Consideration. The amount of $150.0 million drawn by the Company under the Delayed Draw Term Loan Facility will bear interest at a floating rate equal to, at the Company’s option, the Eurodollar rate plus 5.25%, or the base rate plus 4.25%, and will mature on July 31, 2020. The interest rates may vary in the future depending on the Company's consolidated net leverage ratio. In connection with the Senior Credit Facilities, the Company and SunTrust Bank entered into a Guaranty and Security Agreement, dated July 31, 2013 (the “Guaranty and Security Agreement”), pursuant to which the Company and its subsidiaries granted security interests in substantially all of the Company’s and its subsidiaries’ assets.

Copies of the Senior Credit Facilities and the Guaranty and Security Agreement were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K dated August 1, 2013 and are incorporated herein by reference. We encourage you to read the Senior Credit Facilities and the Guaranty and Security Agreement for a more complete understanding of the Delayed Draw Term Loan Facility. The foregoing description of the Delayed Draw Term Loan Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Delayed Draw Term Loan Facility.

Section 8 – Other Events

Item 8.01. Other Events.

On August 26, 2013, the Company issued a press release announcing the completion of the Acquisition (the “Press Release”). A copy of the Press Release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The Company will file by amendment to this Report, within 71 calendar days of the date on which this Report was required to be filed, the historical financial statements with respect to the CarePoint Business required to be filed as part of this Report pursuant to Regulation S-X.

(b)	Pro forma financial information.

The Company will file by amendment to this Report, within 71 calendar days of the date on which this Report was required to be filed, the historical pro forma financial information with respect to the CarePoint Business required to be filed as part of this Report pursuant to Regulation S-X.

(d)	Exhibits.

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: August 27, 2013		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Asset Purchase Agreement, dated as of June 16, 2013, among the Company, CarePoint Partners Holdings LLC, the direct and indirect subsidiaries of CarePoint Partners Holdings LLC, and the members of CarePoint Partners Holdings LLC. (Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and exhibits to this agreement are omitted. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.)

10.1**	Credit Agreement, dated as of July 31, 2013, by and among the Company, the several banks and other financial institutions and lenders from time to time party thereto, and SunTrust Bank, in its capacity as administrative agent.

10.2***	Guaranty and Security Agreement, dated as of July 31, 2013, made by the Company and the Guarantors identified on the signature pages thereto, in favor of SunTrust Bank, as administrative agent.

99.1	Press Release of the Company, dated as of August 26, 2013.

*	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated June 18, 2013.

**	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 1, 2013.

***	Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K dated August 1, 2013.